SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 14, 2017

Date of Report

(Date of earliest event reported)

DURECT CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-31615	94-3297098
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10260 Bubb Road

Cupertino, CA 95014

(Address of principal executive offices) (Zip code)

(408) 777-1417

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 14, 2017, DURECT Corporation, a Delaware corporation (“DURECT”), announced its four quarter and year end 2016 financial results. This Current Report is filed to disclose nonpublic information required to be disclosed by Regulation FD. A copy of DURECT’s press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information concerning financial results in this Form 8-K and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information concerning financial results in this Form 8-K and in Exhibit 99.1 shall not be incorporated into any registration statement or other document filed with the Securities and Exchange Commission by the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
99.1	Press Release of DURECT Corporation dated March 14, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DURECT Corporation

Date: March 14, 2017	By:	/s/ Matthew J. Hogan
Matthew J. Hogan
Chief Financial Officer

DURECT CORPORATION

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of DURECT Corporation dated March 14, 2017